UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2020

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Avenue, Suite 1300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $.01 par value	HST	New York Stock Exchange
Host Hotels & Resorts, L.P.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted below under Item 5.07, Host Hotels & Resorts, Inc. (“Host” or the “Company”), the general partner of Host Hotels & Resorts, L.P., held its annual meeting of stockholders on May 15, 2020.  At the annual meeting, the Company’s stockholders, upon the recommendation of the Board of Directors of the Company, approved the Host Hotels & Resorts 2020 Comprehensive Stock and Cash Incentive Plan (the “2020 Plan”), which was previously adopted by the Board subject to approval by stockholders.  The 2020 Plan is an amendment and restatement of the Host Hotels & Resorts 2009 Comprehensive Stock and Cash Incentive Plan, which expired during 2019, and extends the term of the plan to March 4, 2030.

A more detailed description of the material terms of the 2020 Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2020 (the “Proxy Statement”). The foregoing and the summary of the 2020 Plan in the Proxy Statement are not complete summaries of the terms of the 2020 Plan and are qualified by reference to the text of the 2020 Plan, included as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 15, 2020.  Stockholders were asked to vote on four proposals:  the election of directors, the ratification of the appointment of KPMG LLP as Host’s independent registered public accountants for 2020, an advisory vote to approve executive compensation, and the approval of the 2020 Plan.  Final voting results are set forth below.

Proposal 1 – Election of Directors

Final votes regarding the election of ten directors for terms expiring at the 2021 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one-year term.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mary L. Baglivo	603,633,065	6,948,180	456,230	34,452,883
Sheila C. Bair	609,105,138	1,480,982	451,355	34,452,883
Richard E. Marriott	586,963,550	23,591,199	482,726	34,452,883
Sandeep L. Mathrani	606,934,399	3,634,292	468,784	34,452,883
John B. Morse, Jr.	582,169,288	28,405,298	462,889	34,452,883
Mary Hogan Preusse	571,505,066	39,080,904	451,505	34,452,883
Walter C. Rakowich	609,131,472	1,445,221	460,782	34,452,883
James F. Risoleo	599,526,387	11,071,454	439,634	34,452,883
Gordon H. Smith	602,610,122	7,969,187	458,166	34,452,883
A. William Stein	607,494,984	3,079,660	462,831	34,452,883

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants

Final votes on the ratification of the appointment of KPMG LLP as independent registered public accountants of Host to serve for 2020 are set forth below. Accordingly, the appointment of KPMG LLP was ratified.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
637,053,879	7,947,245	489,234	0

Proposal 3 – Advisory Vote on Executive Compensation

The final, non-binding, advisory votes to approve the compensation of Host’s named executive officers are set forth below. Accordingly, the proposal was approved by approximately 94% of the votes cast.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
574,869,028	35,602,310	566,137	34,452,883

Proposal 4 – Approval of the Company’s 2020 Comprehensive Stock and Cash Incentive Plan

Final votes on the proposal to approve the 2020 Plan are set forth below. Accordingly, the 2020 Plan was approved.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
578,330,455	32,352,250	354,770	34,452,883

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Host Hotels & Resorts 2020 Comprehensive Stock and Cash Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 3, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: May 20, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Principal Financial Officer, Treasurer and Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC, its general partner

Date: May 20, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Principal Financial Officer, Treasurer and Corporate Controller